EXHIBIT 99.1


                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                          Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                          TITLE

Drew Keith                                                      12/20/00
PRINTED NAME OF RESPONSIBLE PARTY                                 DATE

PREPARER:

/s/ JESSICA L. WILSON                                   Chief Accounting Officer
ORIGINAL SIGNATURE OF PREPARER                                   TITLE

Jessica L. Wilson                                               12/20/00
PRINTED NAME OF PREPARER                                          DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-1

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96



COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------
                                                              MONTH              MONTH               MONTH
                                          SCHEDULE        -----------------------------------------------------
ASSETS                                     AMOUNT          OCTOBER 2000       NOVEMBER 2000
---------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                    $13,401,586        $26,505,479         $30,037,340            $0
---------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                                  $0                  $0            $0
---------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                           $13,401,586        $26,505,479         $30,037,340            $0
---------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                              ($12,018,737)       ($12,013,389)           $0
---------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                               ($1,016,667)        ($1,016,667)           $0
---------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                         $15,000            $15,000             $15,000            $0
---------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                           $251,751            $314,196            $0
---------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                 $422,186,692       $374,571,580        $369,049,129            $0
---------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                $435,603,278       $388,308,406        $386,385,609            $0
---------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT           $2,425,652         $2,865,674          $2,865,674            $0
---------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                                     $728,655            $776,990            $0
---------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                             $2,425,652         $2,137,019          $2,088,684            $0
---------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                        $62,465           $219,367            $219,367            $0
---------------------------------------------------------------------------------------------------------------
14. OTHER  ASSETS - NET OF
    AMORTIZATION (ATTACH  LIST)          $10,967,208        $10,323,664         $10,238,480            $0
---------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                 $138,370,015       $138,370,015        $138,370,015            $0
---------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                        $587,428,618       $539,358,471        $537,302,155            $0
---------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                         $4,327,276          $4,476,335            $0
---------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                    $0                  $0            $0
---------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                    $0                  $0            $0
---------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                          $750,202            $602,470            $0
---------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                     $0                  $0            $0
---------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                        $549,498          $1,070,244            $0
---------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                              $5,626,976          $6,149,049            $0
---------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                        $466,119,468       $397,279,348        $394,700,959            $0
---------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                            $29,661                 $0                  $0            $0
---------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                       $22,580,547         $2,232,269          $2,232,269            $0
---------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                           $0        $35,319,820         $35,319,820            $0
---------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES       $488,729,676       $434,831,437        $432,253,048            $0
---------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                   $488,729,676       $440,458,413        $438,402,097            $0
---------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                              $98,899,692         $98,899,692            $0
---------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                               $366                $366            $0
---------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                  $0        $98,900,058         $98,900,058            $0
---------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                      $488,729,676       $539,358,471        $537,302,155            $0
---------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-2

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96


INCOME STATEMENT
--------------------------------------------------------------------------------------------------------
                                               MONTH            MONTH             MONTH
                                           ------------------------------------------------    QUARTER
REVENUES                                   OCTOBER 2000     NOVEMBER 2000                       TOTAL
--------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                  $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                       $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                     $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------
4.  MATERIAL                                        $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                    $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                 $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                        $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                    $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION               $74,167           $74,167            $0         $148,334
--------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                             $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE               ($1,487,880)      ($1,473,330)           $0      ($2,961,210)
--------------------------------------------------------------------------------------------------------
12. RENT & LEASE                               $23,392           $23,841            $0          $47,233
--------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                             $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES               ($1,390,321)      ($1,375,322)           $0      ($2,765,643)
--------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                        $1,390,321        $1,375,322            $0       $2,765,643
--------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)         ($210,756)        ($212,300)           $0        ($423,056)
--------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)               $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                          $118,550          $120,732            $0         $239,282
--------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                     $48,335           $48,335            $0          $96,670
--------------------------------------------------------------------------------------------------------
20. AMORTIZATION                               $91,567           $91,567            $0         $183,134
--------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                             $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                $47,696           $48,334            $0          $96,030
--------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                       $1,339,183        $1,326,988            $0       $2,666,171
--------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                               $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                             $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES           $1,339,183        $1,326,988            $0       $2,666,171
--------------------------------------------------------------------------------------------------------
27. INCOME TAX                                      $0                $0            $0               $0
--------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                           $3,442                $0            $0           $3,442
--------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-3

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

---------------------------------------------------------------------------------------------------------------
                                             MONTH               MONTH                  MONTH
CASH RECEIPTS AND                        ---------------------------------------------------------    QUARTER
DISBURSEMENTS                            OCTOBER 2000        NOVEMBER 2000                             TOTAL
---------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH             $47,704,367         $26,505,479               --          $47,704,367
---------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                     $0                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                    $0                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                   $0                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                       $0                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                 $0                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                 $0                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                   $40,609,783         $36,330,003                 $0        $76,939,786
---------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS          $40,609,783         $36,330,003                 $0        $76,939,786
---------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                        $40,609,783         $36,330,003                 $0        $76,939,786
---------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                  $88,314,150         $62,835,482                 $0       $124,644,153
---------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                            $3,689,834          $3,710,527                 $0         $7,400,361
---------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                     $1,489,055          $1,334,248                 $0         $2,823,303
---------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID             $52,471              $4,065                 $0            $56,536
---------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                 $28,847,318          $5,428,055                 $0        $34,275,373
---------------------------------------------------------------------------------------------------------------
16. UTILITIES                                $310,409            $195,743                 $0           $506,152
---------------------------------------------------------------------------------------------------------------
17. INSURANCE                              $1,042,709            $560,109                 $0         $1,602,818
---------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                            $0                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                               $0                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
20. TRAVEL                                 $1,258,052            $957,926                 $0         $2,215,978
---------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                  $0                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                  $5,630,183          $5,253,772                 $0        $10,883,955
---------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                  $65,342             $49,273                 $0           $114,615
---------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                $5,568              $4,248                 $0             $9,816
---------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                   $18,009,360         $14,486,456                 $0        $32,495,816
---------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS         $60,400,301         $31,984,422                 $0        $92,384,723
---------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                      $1,392,870            $813,720                 $0         $2,206,590
---------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                         $15,500                  $0                 $0            $15,500
---------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                            $0                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES          $1,408,370            $813,720                 $0         $2,222,090
---------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                   $61,808,671         $32,798,142                 $0        $94,606,813
---------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                        ($21,198,888)         $3,531,861                 $0       ($17,667,027)
---------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                   $26,505,479         $30,037,340                 $0        $30,037,340
---------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-4

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96


--------------------------------------------------------------------------------------------------------------
                                                               MONTH             MONTH                  MONTH
                                            SCHEDULE        --------------------------------------------------
ACCOUNTS RECEIVABLE AGING                    AMOUNT         OCTOBER 2000      NOVEMBER 2000
--------------------------------------------------------------------------------------------------------------
1.  0-30                                           $0                 $0                 $0
--------------------------------------------------------------------------------------------------------------
2.  31-60                                          $0                 $0                 $0
--------------------------------------------------------------------------------------------------------------
3.  61-90                                          $0                 $0                 $0
--------------------------------------------------------------------------------------------------------------
4.  91+                                            $0                 $0                 $0
--------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                      $0                 $0                 $0                 $0
--------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                          $12,018,737        $12,013,389                 $0
--------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                      $0       ($12,018,737)      ($12,013,389)                $0
--------------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                                           MONTH: NOVEMBER 2000
-------------------------------------------------------------------------------------------------------
                                0-30            31-60          61-90              91+
TAXES PAYABLE                   DAYS             DAYS           DAYS             DAYS           TOTAL
-------------------------------------------------------------------------------------------------------
1.  FEDERAL                          $0              $0              $0              $0              $0
-------------------------------------------------------------------------------------------------------
2.  STATE                            $0              $0              $0              $0              $0
-------------------------------------------------------------------------------------------------------
3.  LOCAL                            $0              $0              $0              $0              $0
-------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)              $0              $0              $0              $0              $0
-------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE              $0              $0              $0              $0              $0
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE         $1,422,465      $1,160,510      $1,472,557        $420,803      $4,476,335
-------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                               MONTH: NOVEMBER 2000
----------------------------------------------------------------------------------------------------
                                 BEGINNING          AMOUNT                                  ENDING
                                     TAX         WITHHELD AND/           AMOUNT               TAX
FEDERAL                          LIABILITY*       OR ACCRUED               PAID            LIABILITY
----------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                     $0            $108,635            $108,635                  $0
----------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                   $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                   $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                      $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
5.  INCOME                            $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)               $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES               $0            $108,635            $108,635                  $0
----------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------
8.  WITHHOLDING                       $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
9.  SALES                             $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
10. EXCISE                            $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                      $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
12. REAL PROPERTY                     $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                 $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)               $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL               $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------
16. TOTAL TAXES                       $0            $108,635            $108,635                  $0
----------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH: November 2000
--------------------------------------------------------------------------------
BANK RECONCILIATIONS
                                           ACCOUNT #1        ACCOUNT #2       ACCOUNT #3
----------------------------------------------------------------------------------------------------------
A.  BANK:                                   BANK ONE         BANK ONE        WELLS FARGO
--------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                         100140334        9319959434      4417-881463          TOTAL
--------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                         OPERATING       DISBURSEMENT       OPERATING
----------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT               $581,274           $50,000          $15,458          $792,350
----------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED               $0                $0               $0                $0
----------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS           $1,968,481                $0               $0        $2,071,978
----------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                  $624,817                $0         ($15,584)         $609,233
----------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS             ($762,390)          $50,000            ($126)        ($712,516)
----------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN            No checks             20010         No checks
----------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------
                                             DATE OF         TYPE OF           PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                 PURCHASE        INSTRUMENT          PRICE              VALUE
-----------------------------------------------------------------------------------------------------------
7.  Wells Fargo Certificate of Deposit                    CD                   $200,000            $205,115
-----------------------------------------------------------------------------------------------------------
8.  Bank One                                11/30/00      Overnight Sweep                       $30,501,620
-----------------------------------------------------------------------------------------------------------
9.  N/A
-----------------------------------------------------------------------------------------------------------
10. N/A
-----------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                          $200,000         $30,706,735
-----------------------------------------------------------------------------------------------------------

CASH
-----------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                 $1,000
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                   $30,037,340
-----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                                 ACCRUAL BASIS-5

CASE NUMBER: 400-42141-BJH                                02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                      MONTH:       November 2000
BANK RECONCILIATIONS
                                                  Account #4            Account #5           Account #6
----------------------------------------------------------------------------------------------------------------------
A.  BANK:                                          Bank One              Bank One             Bank One
---------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                              1570695922       100129949/9319958451      1586268961         TOTAL
---------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                                Payroll           Health Insurance      Flex Spending
----------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                         $0                   $103,497          $42,121        $145,618
----------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                   $0                         $0               $0              $0
----------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                       $0                   $103,497               $0        $103,497
----------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                            $0                         $0               $0              $0
----------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                        $0                         $0          $42,121         $42,121
----------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                    67486                     141759             1125
----------------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

----------------------------------------------------------------------------------------------------------------------
                                                DATE OF               TYPE OF               PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE             INSTRUMENT              PRICE            VALUE
----------------------------------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                              $0              $0
----------------------------------------------------------------------------------------------------------------------

CASH

----------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                               $0
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                 $42,121
----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                            MONTH: November 2000
----------------------------------------------------------------------------------------------------
BANK  RECONCILIATIONS
                                                      Account #7   Account #8    Account #9
----------------------------------------------------------------------------------------------------
A.    BANK:                                            Bank One
----------------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                                 1586269860                          TOTAL
----------------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                                     COD
----------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                             $0           $0           $0           $0
----------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                       $0           $0           $0           $0
----------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                           $0           $0           $0           $0
----------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                $0           $0           $0           $0
----------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                            $0                                     $0
----------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                         2110
----------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------
                                               DATE OF        TYPE OF       PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE      INSTRUMENT        PRICE          VALUE
----------------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                $0        $0
----------------------------------------------------------------------------------------------------


CASH
----------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND
----------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                  $0
----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-6

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

                                                            MONTH: November 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
-------------------------------------------------------------------------
                             TYPE OF            AMOUNT         TOTAL PAID
        NAME                 PAYMENT             PAID            TO DATE
-------------------------------------------------------------------------
1.  Mike Clark               Salary             $7,917           $50,418
-------------------------------------------------------------------------
2.  Jim Craig                Salary            $16,667          $116,669
-------------------------------------------------------------------------
3.  Janie Garrard            Salary                 $0            $2,625
-------------------------------------------------------------------------
4.  Drew Keith               Salary            $16,250          $120,212
-------------------------------------------------------------------------
5.  Lena Baker               Salary                 $0            $7,500
-------------------------------------------------------------------------
6.  Jim Reeves               Salary            $33,333          $233,331
-------------------------------------------------------------------------
7.  John Turnipseed          Salary                 $0           $41,668
-------------------------------------------------------------------------
8.  TOTAL PAYMENTS                             $74,167          $572,423
    TO INSIDERS
-------------------------------------------------------------------------


                                  PROFESSIONALS
--------------------------------------------------------------------------------
                       DATE OF COURT                                     TOTAL
                     ORDER AUTHORIZING AMOUNT   AMOUNT   TOTAL PAID    INCURRED
           NAME            PAYMENT    APPROVED    PAID     TO DATE     & UNPAID*
--------------------------------------------------------------------------------
1.  Lain Faulkner                              $93,783     $391,857     $70,500
--------------------------------------------------------------------------------
2.  Haynes and Boone                            $3,274   $1,288,825    $340,000
--------------------------------------------------------------------------------
3.  The Seabury Group                         $150,000   $1,050,000          $0
--------------------------------------------------------------------------------
4.  Forshey & Prostock                         $65,405     $243,810     $37,500
--------------------------------------------------------------------------------
5.  Price Waterhouse Coopers                        $0     $294,071          $0
--------------------------------------------------------------------------------
6.  Jay Alix and Associates                         $0     $239,718          $0
--------------------------------------------------------------------------------
7.  Andrews & Kurth                           $109,449     $670,202          $0
--------------------------------------------------------------------------------
8.  Jenkins & Gilchrist                             $0      $47,474          $0
--------------------------------------------------------------------------------
9.  Ford and Harrison                               $0     $103,765          $0
--------------------------------------------------------------------------------
10. Grant Thornton                              $7,545     $122,454          $0
--------------------------------------------------------------------------------
11. Verner Liipfert                                 $0           $0    $154,470
--------------------------------------------------------------------------------
12. TOTAL PAYMENTS
    TO PROFESSIONALS                     $0   $429,456   $4,452,176    $602,470
--------------------------------------------------------------------------------
* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------
                              SCHEDULED          AMOUNTS
                               MONTHLY            PAID               TOTAL
                               PAYMENTS          DURING              UNPAID
 NAME OF CREDITOR                DUE              MONTH           POSTPETITION
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL                        $0               $0                 $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL  BASIS-7

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

                                                        MONTH: November 2000


QUESTIONNAIRE
-------------------------------------------------------------------------------
                                                                 YES       NO
-------------------------------------------------------------------------------
1.  HAVE ANY  ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                    X
-------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
-------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                        X
-------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                        X
-------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                  X
-------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
-------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                               X
-------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
-------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
-------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                             X
-------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                       X
-------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item #4 - the Company has paid down approximately $2.6 million on its revolving
--------------------------------------------------------------------------------
credit facility in accordance with various court orders. Cash used in the
--------------------------------------------------------------------------------
payments were a result of asset sales (aircraft and inventory) and internally
--------------------------------------------------------------------------------
generated cash.
--------------------------------------------------------------------------------


INSURANCE
--------------------------------------------------------------------------------
                                                                  YES       NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------------------------------------------
     TYPE  OF                                                                                    PAYMENT AMOUNT
      POLICY                       CARRIER                       PERIOD COVERED                   & FREQUENCY
--------------------------------------------------------------------------------------------------------------------
121 Aircraft Insurance         Aviation Agency                6/1/2000 - 5/31/2001         781,160        Quarterly
--------------------------------------------------------------------------------------------------------------------
Workers Comp                   Aviation Agency                1/1/2000 - 12/31/2000        124,382         Monthly
--------------------------------------------------------------------------------------------------------------------
Inland Marine/Property         GCU                            4/1/2000 - 3/31/2001           9,902         Monthly
--------------------------------------------------------------------------------------------------------------------
Professional Liab              Aviation Agency                6/1/2000 - 5/31/2001          25,291         Annual
--------------------------------------------------------------------------------------------------------------------
135 Aircraft Insurance         Aviation Agency                10/1/2000 - 9/30/2001        100,266        Quarterly
--------------------------------------------------------------------------------------------------------------------
Primary Auto                   Aviation Agency                4/1/2000 - 3/31/2001          10,827         Monthly
--------------------------------------------------------------------------------------------------------------------
Excess Auto                    Aviation Agency                4/1/2000 - 3/31/2001          29,870         Annual
--------------------------------------------------------------------------------------------------------------------
Medical Equipment              Aviation Agency                3/29/2000 -3/29/2001           3,363         Annual
--------------------------------------------------------------------------------------------------------------------
Aggregate Claims Liab          Reliastar                      5/1/2000 - 4/30/2001          15,000        Annually
--------------------------------------------------------------------------------------------------------------------
Claims Admin Runout            CIGNA                          5/1/2000 - 4/30/2001           125,779      One time
--------------------------------------------------------------------------------------------------------------------
Pilot Long Term Disabl         UNUM                           5/1/2000 - 4/30/2001           7,975         Monthly
--------------------------------------------------------------------------------------------------------------------
Stop Loss                      Reliastar                      5/1/2000 - 4/30/2001          31,635         Monthly
--------------------------------------------------------------------------------------------------------------------
Case Management                Reliastar                      5/1/2000 - 4/30/2001           1,329         Monthly
--------------------------------------------------------------------------------------------------------------------
Claims Administration          Allied Benefit System          5/1/2000 - 4/30/2001          25,052         Monthly
--------------------------------------------------------------------------------------------------------------------
Life/AD&D                      CIGNA                          5/1/2000 - 4/30/2001          11,732         Monthly
--------------------------------------------------------------------------------------------------------------------
EAP                            Behavioral Health Partners     5/1/2000 - 4/30/2001           2,941         Monthly
--------------------------------------------------------------------------------------------------------------------
Section 125 Admin              Taxsaver                       5/1/2000 - 4/30/2001           1,179         Monthly
--------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK, INC.                                 FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42141-BJH                                  ACCRUAL BASIS

                                                            MONTH: November 2000

----------------------------------------------------------------------------------------------------------
ACCRUAL BASIS
 FORM NUMBER    LINE NUMBER                               FOOTNOTE/EXPLANATION
----------------------------------------------------------------------------------------------------------
     3              8         All cash received into the each subsidiary cash account is swept
----------------------------------------------------------------------------------------------------------
                              each night to Kitty Hawk, Inc. Master Account
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
     3             31         All disbursements (either by wire transfer or check), including payroll, are
----------------------------------------------------------------------------------------------------------
                              disbursed out of the Kitty Hawk, Inc. controlled disbursement
----------------------------------------------------------------------------------------------------------
                              account.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
     4              6         All assessments of uncollectible accounts receivable are done
----------------------------------------------------------------------------------------------------------
                              at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
----------------------------------------------------------------------------------------------------------
                              down to Inc.'s subsidiaries as deemed necessary.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
     7                        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
----------------------------------------------------------------------------------------------------------
                              subsidiaries. Therefore, they are listed here accordingly.
----------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                                    November 2000

8.  OTHER (ATTACH LIST)                     $     369,049,129 Reported
                                            -----------------
      Intercompany Receivables                    369,167,071
      Escrow JRC                                      403,000
      A/R Other                                       457,345
      Misc A/R                                         (3,974)
      A/R Employees                                       853
      A/R 401(k) Loan                                      53
      A/R Payroll advance                                 252
      A/R Travel Advance                                  571
      Deferred Taxes                               (1,682,277)
      Deposits - Other                                290,236
      Deposits - Retainers                            415,999
                                            -----------------
                                                  369,049,129 Detail
                                            -----------------
                                                            - Difference


14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                     10,238,480 Reported
                                            -----------------
      Loan organization costs                       1,346,922
      Bond offering costs                           7,151,860
      Non-compete - Beti Ward                         306,257
      Goodwill - KH Cargo                           1,433,441
                                            -----------------
                                                   10,238,480 Detail
                                            -----------------
                                                            - Difference



15. OTHER (ATTACH LIST)                           138,370,015
                                            -----------------
      Investment in KH Aircargo                         1,000
      Investment in KH International               81,974,302
      Investment in Longhorn                        2,266,436
      Investment in KH Cargo                       54,128,277
                                            -----------------
                                                  138,370,015 Detail
                                            -----------------
                                                            - Difference


22. OTHER (ATTACH LIST)                     $       1,070,244 Reported
                                            -----------------
      Accrued expenses                                683,467
      Accrued interest                                323,259
      Accrued health savings                           84,794
      A/P Aging reconciling item                      (26,043)
      Accrued 401(k)                                    4,767
      Accrued Salaries/Wages                                -
                                            -----------------
                                                    1,070,244 Detail
                                            -----------------
                                                            - Difference

27. OTHER (ATTACH LIST)                     $      35,319,820 Reported
                                            -----------------
      Deferred Taxes                               37,136,131
      Accrued Taxes payable                       (17,658,879)
      Interest payable                             15,842,568
                                            -----------------
                                                   35,319,820 Detail
                                            -----------------
                                                            - Difference

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-2

16. NON-OPERATING INCOME (ATT. LIST)                 (212,300)Reported
                                            -----------------
      Interest Income                                (131,068)
      Other Misc Income                               (81,232)
                                            -----------------
                                                     (212,300)Detail
                                                            - Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                            36,330,003 Reported
                                            -----------------
      Transfers from Charters                       2,348,744
      Transfers from Cargo                         13,664,787
      Transfers from Aircargo                      12,214,133
      Transfers from International                    275,000
      Transfers from Aircraft Leasing                       -
      Transfer to COD Account                          (1,575)
      Transfers to LSI                                  2,487
      Cash deposits - non-lockbox                   4,947,972
      Interest income                                 209,162
      Asset Sale                                       19,000
      Misc Deposits                                   150,404
      Auction proceeds from KH International        2,500,772
      NSF Checks                                         (883)
                                            -----------------
                                                   36,330,003 Detail
                                            -----------------
                                                            - Difference
                                            -----------------


25. OTHER (ATTACH LIST)                            14,486,456 Reported
                                            -----------------
      Inc. 401(k)                                     204,369
      Employee Expenses                               127,013
      Bank charges                                      5,972
      Voided checks and corrections                   (34,015)
      Interest expense                                  1,531
      Fuel                                          7,326,214
      Ground Handling                               2,510,029
      Shipping                                        139,984
      Ondemand Charter costs                           83,095
      135 Airline costs                                33,358
      Software                                         40,594
      Building Rent and expenses
      Contract Labor                                  290,757
      Trucking                                        438,765
      Customs/Parking/Landing                       1,019,036
      Transfers
      Security
      Simulator/Communication/Other Training          239,055
      Misc                                            102,953
      Voided checks and corrections
      Board of Direcetors expenses                     55,500
      Shutdown costs
      Commissions
      Deicing                                          44,409
      Deposits                                        176,152
      Subcharter Aircraft                           1,681,685
                                            -----------------
                                                   14,486,456 Detail
                                                            - Difference